January 7, 1999

       Securities and Exchange Commission
       450 Fifth Street, N.W.
       Washington, D.C. 20549

            Re:  Vitro Diagnostics, Inc.
                    Form 8-K

       Dear Sir or Madam:

       Transmitted herewith through the EDGAR system is Form Should you have any questions or comments concerning this matter please contact the undersigned at 303-794-2000.



       Sincerely,



       Roger Hurst
       President